UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2006
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Date of Report
(Date of Earliest Event Reported)

IMAGING DIAGNOSTIC SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

6531 NW 18TH COURT
PLANTATION, FL 33313
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(Address of principal executive offices)

(954) 581-9800
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(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 30, 2006, Imaging Diagnostic Systems, Inc. (the “Company”) enetered into a definitive agreement with Bioscan, Inc. (“Bioscan”) for the licensing of the Company’s Laser Imager for Lab Animals (LILA) technology.  A copy of the License Agreement is attached as an exhibit and is incorporated by reference.

Item 8.01 Other Events

Attached is Exhibit 99.1 and incorporated by reference is a copy of a press release of Imaging Diagnostic Systems, Inc. dated September 5, 2006, announcing the Company’s licensing of its small animal optical scanning technology to Bioscan for molecular imaging.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.70	License Agreement dated as of August 30, 2006, between Bioscan, Inc. and Imaging Diagnostic Systems, Inc.
99.1	Press release dated September 5, 2005 - Imaging Diagnostic Systems Licenses Small Animal Optical Scanning Technology to Bioscan for Molecular Imaging.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated September 5, 2006

/s/ Allan L. Schwartz

By: Allan L. Schwartz
Executive Vice President
Chief Financial Officer